Exhibit 1.1

Execution Version

EQT MIDSTREAM PARTNERS, LP

5,650,000 Common Units
Representing Limited Partner Interests

UNDERWRITING AGREEMENT

New York, New York
November 9, 2015

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

EQT Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 5,650,000 common units (the “Firm Units”), each representing a limited partner interest in the Partnership (the “Common Units”).  The Partnership also proposes to grant to the Underwriters an option to purchase up to 847,500 additional Common Units (the “Option Units”).  The Firm Units and the Option Units are collectively referred to in this Underwriting Agreement (the “Agreement”) as the “Units.”

References herein to: (1) “Partnership Entities” shall mean the Partnership, EQT Midstream Services, LLC, a Delaware limited liability company and the sole general partner of the Partnership (the “General Partner”), Equitrans Investments, LLC, a Delaware limited liability company (“Equitrans Investments”), EQT Midstream Finance Corporation, a Delaware corporation (“Finance Corp”), Equitrans Services, LLC, a Delaware limited liability company (“Equitrans Services”), Equitrans, L.P., a Pennsylvania limited partnership (“Equitrans”), EQM Gathering Holdings, LLC, a Delaware limited liability company (“EQM Holdings”), EQM Gathering Opco, LLC, a Delaware limited liability company (“EQM Gathering”) and MVP Holdco, LLC, a Delaware limited liability company (“MVP Holdco”), and all other wholly owned subsidiaries of the Partnership, if any; (2) “Assets” shall mean all of the assets that are owned and operated by the Partnership Entities; and (3) “Organizational Documents” shall mean the Partnership Agreement (as defined in Section 1(j) below), the limited liability company agreement of the General Partner (the “GP LLC Agreement”), the Certificate of Incorporation and bylaws of Finance Corp, the limited liability company agreement of Equitrans Investments, the limited liability company agreement of Equitrans Services, the Fourth Amended and Restated Limited Partnership Agreement of Equitrans (the “Equitrans LP Agreement”), the limited liability company agreement of EQM Holdings, the limited liability company agreement of EQM Gathering, the limited liability company agreement of MVP Holdco and the limited liability company agreement, partnership agreement or other operating agreement, as applicable, of all other wholly owned subsidiaries of the Partnership.

This is to confirm the agreement among the Partnership and the Underwriters concerning the purchase by the Underwriters of the Firm Units and of the Option Units, if any, from the Partnership by the Underwriters. The Partnership has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-189719) covering the public offering and sale of certain securities, including the Units, under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations of the Commission promulgated thereunder, which shelf registration statement became effective automatically upon the filing thereof under Rule 462(e) under the Act on July 1, 2013. Copies of the Registration Statement and any amendment thereto have been delivered by the Partnership to the Underwriters. As used in this Agreement:

(i)                                     “Time of Sale” means 4:15 p.m., New York City time, on November 9, 2015;

(ii)                                  “Disclosure Package” means, as of the Time of Sale, the most recent Preliminary Prospectus, together with the information set forth on Schedule III hereto and each Issuer Free Writing Prospectus identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Act;

(iii)                               “Effective Date” means the date and time as of which the Registration Statement, or any post-effective amendment or amendments thereto, was or is deemed to have become effective under the Act;

(iv)                              “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Act) or “issuer free writing prospectus” (as defined in Rule 433 of the Act) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v)                                 “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b);

(vi)                              “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b); and

(vii)                           “Registration Statement” means the registration statement on Form S-3 (File No. 333-189719), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference into the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), incorporated or deemed to be incorporated by reference into the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

1.                                      Representations and Warranties.  The Partnership represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a)                                 Registration.  The Partnership meets the requirements for use of Form S-3 under the Act. The Registration Statement is an “automatic shelf registration statement” (as defined by Rule 405) and the Units have been and remain eligible for registration by the Partnership on such automatic shelf registration statement. Such Registration Statement, including all post-effective amendments thereto filed prior to the Time of Sale, became effective upon filing. The documents incorporated or deemed to be incorporated by reference into the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the Exchange Act.

(b)                                 No Stop Order.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, if any, has been issued under the Act and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership, threatened by the Commission.

(c)                                  No Material Misstatements or Omissions in Registration Statement or Prospectus.  On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined in Section 3 below) and on any date on which Option Units are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act; on the Effective Date and at the Time of Sale, the Registration Statement did not and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(d)                                 No Material Misstatements or Omissions in Disclosure Package.  As of the Time of Sale, (i) the Disclosure Package, and (ii) each electronic road show, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Disclosure Package in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(e)                                  Projections.  Each of the statements made by the Partnership in the Registration Statement and the Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Act was made or will be made with a reasonable basis and in good faith.

(f)                                   Well-Known Seasoned Issuer and Eligible Issuer.  The Partnership was at the time of filing the Registration Statement, and continues to be, a “well-known seasoned issuer” (as defined in Rule 405) and eligible to use an “automatic shelf registration statement” (as defined in Rule 405) for the registration of the Units. At the time of filing the Registration Statement and as of the Time of Sale, the Partnership was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Partnership be considered an Ineligible Issuer.

(g)                                  Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, the Disclosure Package or the Prospectus; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(h)                                 Formation and Qualification.  Each of the Partnership Entities has been duly formed or incorporated and is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of its jurisdiction of organization with all requisite power and authority, in the case of the Partnership, to enter into and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. Each of the Partnership Entities has all requisite power and authority to own or lease and to operate its properties currently owned or leased or to be owned or leased on the Closing Date and each settlement date and conduct its business as currently conducted or to be conducted on the Closing Date and each settlement date, in each case, as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation, limited partnership or limited liability company, as applicable, and is in good standing under the laws of each jurisdiction which requires, or at the Closing Date and each settlement date will require, such qualification, except where the failure to be so qualified would not reasonably be likely to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership Entities, taken as a whole (a “Material Adverse Effect”), or subject the limited partners of the Partnership to any material liability or disability.

(i)                                     Power and Authority of General Partner.  The General Partner has, and on the Closing Date and each settlement date will have, all requisite power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement, the Disclosure Package and the Prospectus.

(j)                                    Ownership of General Partner Interest.  The General Partner is, and after giving effect to the transactions contemplated by this Agreement will be, the sole general partner of the Partnership. As of the date of this Agreement, the General Partner owns 1,443,015 general partner units in the Partnership (the “General Partner Units”); such General Partner Units have been, and on the Closing Date and each settlement date will be, duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership (the “Partnership Agreement”); and the General Partner owns, and on the Closing Date and each settlement date will own, such General Partner Units free and clear of all liens, encumbrances, security interests, pledges, mortgages or restrictions on transfer (“Liens”) except for restrictions on transferability contained in the Partnership Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus.

(k)                                 Capitalization.  As of the date hereof, the Partnership has no limited partner interests outstanding other than the following: 71,870,181 Common Units, including 50,058,538 Common Units owned by the public unitholders, 21,811,643 Common Units owned by EQT GP Holdings, LP, a Delaware limited partnership (“EQT GP Holdings”), and the Incentive Distribution Rights (as such term is defined in the Partnership Agreement, the “IDRs”).

(l)                                     Ownership of the Sponsor Units and IDRs.  As of the date hereof, EQT GP Holdings owns (i) 21,811,643 Common Units (the “Sponsor Units”), and (ii) 100% of the membership interests in the General Partner, which owns all of the IDRs; all of such Sponsor Units and IDRs and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and EQT GP Holdings owns (i) the Sponsor Units, and (ii) 100% of the interests in the General Partner, and the General Partner owns the IDRs, in each case free and clear of all Liens except for restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus.

(m)                             Valid Issuance of the Units.  The Units to be purchased by the Underwriters from the Partnership have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Partnership pursuant to this Agreement against payment of the consideration set forth herein on the Closing Date and each settlement date, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(n)                                 Ownership of Certain Partnership Entities and the MVP Joint Venture.

(i)                                     The Partnership owns all of the issued and outstanding membership interests of Equitrans Investments; such membership interests have been duly authorized and validly issued in accordance with the applicable Organizational Documents, and are fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Partnership owns such membership interests free and clear of all Liens except for (A) restrictions on transferability contained in the applicable Organizational Documents of Equitrans Investments or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under that certain Amended and Restated Credit Agreement, dated as of February 18, 2014 among the Partnership, certain subsidiaries of the Partnership, Wells Fargo Bank, National Association, as administrative agent, swing line lender and L/C issuer, and the other L/C issuers and lenders party thereto (as amended and modified, the “Credit Agreement”);

(ii)                                  Equitrans Investments owns all of the membership interests in Equitrans Services and a 97.25% limited partner interest in Equitrans; all of such equity interests have been duly and validly authorized and issued in accordance with the applicable Organizational Documents, are fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as such nonassessability may be affected by, as applicable, Sections 18-607 and 18-804 of the Delaware LLC Act), and such equity interests are owned free and clear of all Liens except for (A) restrictions on transferability contained in Equitrans Services’ limited liability company agreement or the Equitrans LP Agreement, as applicable, or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement;

(iii)                               Equitrans Services owns a 2.75% general partner interest in Equitrans; all of such equity interests have been duly and validly authorized and issued in accordance with the applicable Organizational Documents; and such equity interests are owned free and clear of all Liens except for (A) restrictions on transferability contained in the Equitrans LP Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement;

(iv)                              The Partnership owns all of the shares of capital stock of Finance Corp; all of such shares of capital stock have been duly and validly authorized and issued in accordance with the applicable Organizational Documents; and such shares of capital stock are owned free and clear of all Liens except for (A) restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement;

(v)                                 The Partnership owns all of the membership interests in EQM Holdings; all of such equity interests have been duly and validly authorized and issued in accordance with the applicable Organizational Documents, are fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act), and such equity interests are owned free and clear of all Liens except for (A) restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement;

(vi)                              EQM Holdings owns all of the membership interests in EQM Gathering; all of such equity interests have been duly and validly authorized and issued in accordance with the applicable Organizational Documents, are fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as such nonassessability may be affected by, as applicable, Sections 18-607 and 18-804 of the Delaware LLC Act), and such equity interests are owned free and clear of all Liens except for (A) restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement;

(vii)                           The Partnership owns all of the membership interests in MVP Holdco; all of such equity interests have been duly and validly authorized and issued in accordance with the applicable Organizational Documents, are fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as such nonassessability may be affected by, as applicable, Sections 18-607 and 18-804 of the Delaware LLC Act), and such equity interests are owned free and clear of all Liens except for (A) restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus and (B) Liens created or arising under the Credit Agreement; and

(viii)                        MVP Holdco owns a membership interest in Mountain Valley Pipeline, LLC, a Delaware limited liability company and joint venture with certain third parties (“MVP Joint Venture”); such membership interest has been duly and validly authorized and issued in accordance with the applicable Organizational Documents, is fully paid (to the extent required by the applicable Organizational Documents) and nonassessable (except as provided in the limited liability company agreement of MVP Holdco and as such nonassessability may be affected by, as applicable, Sections 18-607 and 18-804 of the Delaware LLC Act), and such membership interest is owned free and clear of all Liens except for restrictions on transferability contained in the applicable Organizational Documents or as described in the Registration Statement, the Disclosure Package and the Prospectus.

(o)                                 No Other Subsidiaries.  Other than (i) the General Partner’s ownership of the General Partner Units, (ii) the Partnership’s ownership of 100% of Equitrans Investments and Finance Corp, (iii) Equitrans Investments’ 100% ownership of Equitrans Services, (iv) Equitrans Investments’ and Equitrans Services’ ownership of a 97.25% limited partner interest and a 2.75% general partner interest, respectively, in Equitrans, (v) the Partnership’s ownership of

100% of EQM Holdings , (vi) EQM Holdings’ 100% ownership of EQM Gathering, (vii) the Partnership’s 100% ownership of MVP Holdco, (viii) MVP Holdco’s 54% ownership interest in MVP Joint Venture and (ix) the Partnership’s ownership of Class B Units of EQT Energy Supply, LLC, none of the Partnership Entities own or will own, on the Closing Date and each settlement date, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(p)                                 No Preemptive Rights, Registration Rights or Options.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus and except for such rights as have been effectively waived, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities or (ii) outstanding options or warrants to purchase any securities of the Partnership Entities.  Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

(q)                                 Authority and Authorization.  The Partnership has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.  The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus. On the Closing Date and each settlement date, all corporate, limited partnership and limited liability company action, as the case may be, required to be taken by the Partnership Entities or any of their members, partners or shareholders for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership of this Agreement and the consummation of the transactions contemplated hereby shall have been validly taken.

(r)                                    Authorization of This Agreement.  This Agreement has been duly authorized, executed and delivered by the Partnership.

(s)                                   No Conflicts.  None of (i) the offering, issuance or sale by the Partnership of the Units, (ii) the execution, delivery and performance of this Agreement by the Partnership, (iii) the consummation of any other transactions contemplated by this Agreement or (iv) the application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities (other than Liens created pursuant to the Credit Agreement) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound or (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party, except, in the case of clauses (B) and (C), where such breaches, violations, defaults or Liens would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement.

(t)                                    Organizational Documents. The Organizational Documents of the Partnership and the General Partner have been duly authorized and validly executed and delivered by the parties thereto and are valid and legally binding agreements of such party, enforceable against such party in accordance with their respective terms; provided that, with respect to each Organizational Document described in this Section 1(t), the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law) and (B) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(u)                                 No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets is required in connection with (i) the offering, issuance or sale by the Partnership of the Units, (ii) the execution, delivery and performance of this Agreement by the Partnership, (iii) the consummation of the transactions contemplated by this Agreement by the Partnership or (iv) the application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus, other than (A) registration of the Units under the Act, which has been effected, (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters, (C) any necessary qualification under the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (D) consents that have been, or prior to the Closing Date and each settlement date will be, obtained, and (E) consents that, if not obtained, would not reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement or perform its obligations under this Agreement.

(v)                                 No Defaults.  None of the Partnership Entities is in violation, breach or default (or, with the giving of notice or lapse of time, would be in violation, breach or default) of (i) any provision of its Organizational Documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party relating to the Assets or the operation thereof or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, governmental, regulatory or administrative authority, agency or body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of its properties, as applicable, except, in the case of clauses (ii) and (iii), where such breaches, violations, defaults or Liens, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement.

(w)                               Conformity of Units to Description.  The Units, when issued and delivered in accordance with the terms of the Partnership Agreement and this Agreement against payment therefor as provided therein and herein will conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(x)                                 No Labor Dispute.  No labor problem or dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Partnership, is threatened, that would reasonably be likely to have a Material Adverse Effect.

(y)                                 Financial Statements.  The historical financial statements and schedules of the Partnership (or the predecessor to the Partnership together with its consolidated subsidiaries (the “Predecessor”)) included in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly the financial condition, results of operations and cash flows of the Partnership or Predecessor, as applicable, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein).  The summary historical financial and operating information set forth in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Summary—Summary Historical Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements from which it has been derived, unless expressly noted otherwise. The other financial information of the Partnership Entities, including non-GAAP financial measures, if any, contained in the Registration Statement, the Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership Entities and fairly presents in all material respects the information purported to be shown thereby. There are no financial statements (historical or pro forma) that are required to be included in or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus that are not so included as required; the Partnership Entities do not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G and Item 10 of Regulation S-K under the Act, to the extent applicable.

(z)                                  Pro Forma Financial Statements.  The pro forma financial statements included in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect an appropriate application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.  The pro forma financial statements included in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulations S-X and G of the Act, the Exchange Act and Item 10 under Regulation S-K, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(aa)                          Independent Registered Public Accounting Firm.  Ernst & Young LLP, who has certified certain financial statements of the Partnership and the Predecessor and their consolidated subsidiaries (including the related notes thereto) included in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus is and was during the periods covered by such financial statements an independent registered public accounting firm with respect to the Partnership and the Predecessor as required by the Act and the Public Company Accounting Oversight Board (United States).

(bb)                          Litigation.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus, no action, suit, proceeding or inquiry by or before any court or governmental or other regulatory or administrative agency, authority or body or any arbitrator involving any of the Partnership Entities or their property is pending or, to the knowledge of the Partnership, threatened or contemplated, that would reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions contemplated by this Agreement or are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not described as required.

(cc)                            Title to Properties.  On the Closing Date and each settlement date, except as described in the Registration Statement, the Disclosure Package and the Prospectus and except to the extent that failure of the following to be true, individually or in the aggregate, would not reasonably be likely to have a Material Adverse Effect:

(i)                                     the Partnership Entities will have (A) good and indefeasible title to all real property (exclusive of rights-of-way, as hereinafter defined) owned by them and (B) good title to all personal property owned by them, in each of cases (A) and (B) as such properties are described in the Registration Statement, the Disclosure Package or the Prospectus, free and clear of all Liens, except as are created or arise under the Credit Agreement;

(ii)                                  all land, buildings and other improvements, and all equipment and other personal property, to be held under lease or sublease by any of the Partnership Entities, will be held by them under valid and subsisting leases or subleases, as the case may be, with such exceptions as do not materially interfere with the use made or proposed to be made of such property, buildings or other improvements by the Partnership Entities, as such uses are described in the Registration Statement, the Disclosure Package or the Prospectus.

(dd)                          Rights of Way.  Each of the Partnership Entities has, and on the Closing Date and each settlement date will have, such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus, except for such rights-of-way the failure of which to obtain, would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect; and each of the Partnership Entities will have fulfilled and performed all of its obligations with respect to such rights-of-way and no event shall have occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way except for such revocations, terminations and impairments that would not reasonably be likely to have a Material Adverse Effect.

(ee)                            Possession of Licenses and Governmental Permits.  Each of the Partnership Entities possesses, and on the Closing Date and each settlement date will possess, such permits, licenses, patents, certificates of need, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign governments or regulatory agencies or bodies (collectively, “Governmental Licenses”) necessary to conduct its business in the manner described in the Registration Statement, the Disclosure Package and the Prospectus except for such Governmental Licenses, the failure of which to obtain would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect; the Partnership Entities are and will be in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect; the Governmental Licenses are and will be valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect; and to the knowledge of the Partnership, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be likely to have a Material Adverse Effect.

(ff)                              Tax Returns.  Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, other than certain state and local tax returns as to which the failure to file would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, and has timely paid all taxes shown to be due pursuant to such returns other than (i) those currently being contested in good faith for which adequate reserves have been established or (ii) those which, if not paid, would not reasonably be likely to have a Material Adverse Effect.

(gg)                            Insurance.  The Partnership Entities are, and on the Closing Date and each settlement date will be, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors will be in full force and effect; and the Partnership Entities will be in compliance with the terms of such policies and instruments in all material respects.

(hh)                          Distribution Restrictions.  No Partnership Entity is, and on the Closing Date and each settlement date no Partnership Entity will be, prohibited, directly or indirectly, from making any distribution with respect to its equity interests, from repaying any loans or advances to any other Partnership Entity or from transferring any of its property or assets to the Partnership or any other Partnership Entity, except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus.

(ii)                                  Environmental Laws.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus or except as would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect:

(i)                                     with respect to the ownership and operation of the Assets, none of the Partnership Entities is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to protection of the environment, human health (to the extent relating to exposure to Hazardous Materials) or wildlife, or to pollution or contamination of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”);

(ii)                                  with respect to the ownership of the Assets, the Partnership Entities have, and on the Closing Date and each settlement date will have, all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements;

(iii)                               with respect to the ownership of the Assets, no Partnership Entities have received written notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Partnership Entities; and

(iv)                              with respect to the ownership and operation of the Assets, the Partnership is not aware of any event or circumstance that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Partnership Entities relating to Hazardous Materials or any Environmental Laws.

In the ordinary course of their business, the Partnership Entities periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Partnership Entities have concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect, except as described in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus.

(jj)                                Intellectual Property.  The Partnership Entities own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the operations of the Assets as now conducted or as proposed in the Registration Statement, the Disclosure Package and the Prospectus to be conducted except to the extent that the failure to own, possess, license or have other rights in such Intellectual Property would not, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect.

(kk)                          Certain Relationships and Related Transactions.  No relationship, direct or indirect, exists between or among any Partnership Entity, on the one hand, and the directors, officers, unitholders, stockholders, affiliates, customers or suppliers of any Partnership Entity, on the other hand, that is required to be described in the Registration Statement, the Disclosure Package or the Prospectus and is not so described.

(ll)                                  ERISA.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus and except as would not reasonably be likely to have a Material Adverse Effect, (i) the Partnership Entities will be in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published governmental interpretations thereunder (“ERISA”); (ii) no “reportable event” (as defined in Section 4043(c) ERISA) will have occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which any Partnership Entities would have any liability, excluding any reportable event for which a waiver could apply; (iii) no Partnership Entity will have incurred, nor will any such entity expect to incur, liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (b) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published governmental interpretations thereunder (the “Code”) with respect to any “pension plan”; (iv) each “pension plan” for which any Partnership Entity would have any liability that is intended to be qualified under Section 401(a) of the Code will be the subject of a favorable determination or opinion letter from the Internal Revenue Service to the effect that it is so qualified and, to the knowledge of the Partnership Entities, nothing will have occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification; and (v) no Partnership Entities have incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business) for which any Partnership Entity would reasonably be expected to be liable.

(mm)                  No Changes.  Since the date of the latest audited financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, none of the Partnership Entities has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus and other than as would not reasonably be likely to have a Material Adverse Effect or prevent or materially interfere with or delay the consummation of this Agreement and the transactions contemplated hereby. Subsequent to the respective dates as of which information is given in the Registration

Statement, the Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in or affecting the condition (financial or otherwise), management, earnings, business or properties of the Partnership Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto) or (ii) any dividend or distribution of any kind declared, paid or made by any Partnership Entity, in each case other than as described in the Registration Statement, the Disclosure Package and the Prospectus.

(nn)                          Description of Contracts; Filing of Exhibits.  The information included in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” “Description of the Common Units,” “Description of Our Partnership Agreement,” and “Material Income Tax Considerations,” and incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus from the Partnership’s annual report on Form 10-K for the year ended December 31, 2014 under the captions “Business—Regulatory Environment” and “Certain Relationships and Related Transactions, and Director Independence,” in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Organizational Documents or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the Disclosure Package and the Prospectus of any the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party are accurate in all material respects.  There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus, or to be filed as an exhibit to the Registration Statement (other than certain immaterial amendments to material contracts), that is not described, filed or incorporated by reference as required (and the Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Prospectus).

(oo)                          Sarbanes-Oxley Act of 2002.  At the Effective Date, the Partnership and, to the knowledge of the Partnership, the officers and directors of the General Partner, in their capacities as such were, and on the Closing Date and each settlement date, will be, in compliance in all respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the New York Stock Exchange (the “NYSE”) promulgated thereunder.

(pp)                          Investment Company.  None of the Partnership Entities is now, and immediately following the sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds,” none will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(qq)                          Internal Controls.  The Partnership maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Partnership and its subsidiaries’ internal accounting controls are effective and none of the Partnership Entities is aware of any material weakness in their internal accounting controls.

(rr)                                Disclosure Controls and Procedures.  The Partnership has established and maintains “disclosure controls and procedures” (as is defined in Rule 13a-15(e) under the Exchange Act); and (i) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the General Partner, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(ss)                              Market Stabilization.  None of the Partnership Entities has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(tt)                                No Unlawful Payment.  No Partnership Entity nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of any Partnership Entity, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Partnership Entities and, to the knowledge of the Partnership, their affiliates have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(uu)                          Money Laundering Laws.  The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any Partnership Entity with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Partnership, threatened.

(vv)                          No Conflicts with Sanctions Laws.  No Partnership Entity nor, to the knowledge of the Partnership, any director, officer, employee or affiliate of any Partnership Entity, is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is any Partnership Entity located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine (each, a “Sanctioned Country”); and the Partnership Entities will not directly or indirectly use the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.  For the past five years, the Partnership Entities have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(ww)                      Lending Relationship.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus, no Partnership Entity (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) intends to use any of the proceeds from the sale of the Units hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(xx)                          Statistical and Market-Related Data.  All statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate in all material respects, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.

(yy)                          No Distribution of Other Offering Materials.  None of the Partnership Entities has distributed and, prior to the later to occur of the Closing Date or any settlement date and completion of the distribution of the Units will distribute, any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any

Issuer Free Writing Prospectus to which the Underwriters have consented in accordance with this Agreement, and any other materials permitted by the Act, including Rule 134 of the Act.

(zz)                            FINRA.  To the knowledge of the Partnership, there are no affiliations or associations between any member of FINRA and any of the officers or directors of the General Partner or the holders of 5% or greater of the Common Units, except as described in the Registration Statement, the Disclosure Package and the Prospectus.

(aaa)                   XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference into the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

Any certificate signed by any officer of the General Partner and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to each Underwriter.

2.                                      Purchase and Sale.

(a)                                 Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Partnership agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $70.86 per unit, the amount of the Firm Units set forth opposite such Underwriter’s name in Schedule I hereto.

(b)                                 Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Partnership hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 847,500 Option Units at the same purchase price per unit as the Underwriters shall pay for the Firm Units, less an amount per Option Unit equal to any distributions declared by the Partnership and payable on the Firm Units but not payable on the Option Units.  Said option may be exercised in whole or from time to time in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriters to the Partnership setting forth the number of Option Units as to which the several Underwriters are exercising the option and the settlement date.  The number of Option Units to be purchased by each Underwriter shall be the same percentage of the total number of Option Units to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Units, subject to such adjustments as the Underwriters in their absolute discretion shall make to eliminate any fractional Units.

3.                                      Delivery and Payment.  Delivery of and payment for the Firm Units and the Option Units (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day immediately preceding the Closing Date) shall be made at 9:00 a.m., Houston, Texas time, on November 13, 2015, or at such time on such later date not more than three business days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Partnership or as provided in Section 9 hereof (such date and time of delivery and payment for the Firm Units and the Option Units, if applicable, being herein called the “Closing Date”).  Delivery of the Firm Units and the Option Units, if applicable, shall be made to the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.

If the option provided for in Section 2(b) hereof is exercised after the third business day immediately preceding the Closing Date, the Partnership will deliver the Option Units (at the expense of the Partnership) to the Underwriters on the date specified by the Underwriters (which shall be within three business days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.  If settlement for the Option Units occurs after the Closing Date, the Partnership will deliver to the Underwriters on such settlement date, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters, in forms reasonably satisfactory to the Underwriters, delivered on the Closing Date pursuant to Section 6 hereof.  Delivery of the Units shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct.

4.                                      Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Units for sale to the public as set forth in the Prospectus as soon after this Agreement has become effective as in the Underwriters’ judgment is advisable. Not later than 12:00 p.m., Houston, Texas time on the business day following the date the Units are released by the Underwriters for sale to the public, the Partnership shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriters shall request.

5.                                      Agreements.  The Partnership agrees with the several Underwriters that:

(a)                                 Preparation of Prospectus and Registration Statement.  Prior to the termination of the offering of the Units, the Partnership will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Partnership has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object.  The Partnership will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriters with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing.  The Partnership will promptly advise the Underwriters (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Units, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Partnership will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)                                 Amendment or Supplement of Disclosure Package and Issuer Free Writing Prospectuses.  If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which (i) the Disclosure Package or any Issuer Free Writing Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made at such time not misleading or (ii) any Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Disclosure Package or the Prospectus, the Partnership will (A) notify promptly the Underwriters so that any use of the Disclosure Package or the Issuer Free Writing Prospectus, as the case may be, may cease until it is amended or supplemented; (B) amend or supplement the Disclosure Package or the Issuer Free Writing Prospectus, as the case may be, to correct such statement, omission or conflict; and (C) supply any amendment or supplement to the Underwriters in such quantities as they may reasonably request.

(c)                                  Amendment of Registration Statement or Supplement of Prospectus.  If, at any time when a prospectus relating to the Units is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Partnership promptly will (i) notify the Underwriters of any such event; (ii) prepare and file with the Commission, subject to the second sentence of subsection (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to the Underwriters in such quantities as they may reasonably request.

(d)                                 Reports to Unitholders.  As soon as practicable, the Partnership will make generally available to its unitholders and to the Underwriters an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(e)                                  Signed Copies of the Registration Statement and Copies of the Prospectus.  The Partnership will furnish (or otherwise make available) to the Underwriters and counsel for the Underwriters, upon request, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of the most recent Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriters may reasonably request.  The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

(f)                                   Qualification of Units.  The Partnership will arrange, if necessary, for the qualification of the Units for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Units; provided, that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, or to subject itself to taxation in respect of doing business in any jurisdiction where it is not now so subject.

(g)                                  Lock-Up Period.  For a period of 45 days after the date of this Agreement (the “Lock-Up Period”), the Partnership will not, without the prior written consent of the Underwriters, (i) offer, pledge, sell or contract to sell, or otherwise dispose of, (or enter into any transaction which is designed to, or would reasonably be likely to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any executive officer or director of the General Partner) any Common Units or securities convertible into, or exercisable, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible, exercisable or exchangeable for Common Units; (ii) file (or participate in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or (iii) publicly announce an intention to effect any such foregoing transaction. The restrictions contained in the preceding sentence shall not apply to (a) the Units to be sold hereunder; (b) the offer and sale of Common Units pursuant to any equity distribution or similar agreement for sales of securities through an “at the market offering” as such term is defined in Rule 415 of the Act; or (c) the issuance of equity awards, including the issuance of Common Units upon the exercise of options to purchase Common Units, the vesting of equity awards or net exercises of options to purchase Common Units and withholding of Common Units to pay income taxes upon the vesting of equity awards, in each case pursuant to the EQT Midstream Services, LLC 2012 Long-Term Incentive Plan.

(h)                                 Price Manipulation.  The Partnership will not, and will cause the Partnership Entities to not, take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(i)                                     Expenses.  The Partnership agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration

Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Units; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Units, including any stamp or transfer taxes in connection with the original issuance and sale of the Units; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Units; (v) the registration of the Units under the Exchange Act and the listing of the Units on the NYSE; (vi) any registration or qualification of the Units for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel to the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees and up to $20,000 in legal fees of counsel to the Underwriters relating to such FINRA matters); (viii) the transportation and other expenses incurred by or on behalf of Partnership representatives in connection with presentations to prospective purchasers of the Units; (ix) the fees and expenses of the Partnership’s accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership; and (x) all other costs and expenses incident to the performance by the Partnership of its obligations hereunder. Except as provided in this Section 5(i) and in Section 7, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel, transfer taxes on any resale of the Units by any Underwriter, any advertising expenses connected with any offers they may make and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Units.

(j)                                    Free Writing Prospectuses.  The Partnership agrees that, unless it has or shall have obtained the prior written consent of each Underwriter, and each Underwriter severally and not jointly, agrees with the Partnership that, unless it has or shall have obtained, as the case may be, the prior written consent of the Partnership, it has not made and will not make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433; provided, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule II hereto and any electronic road show.  Any such free writing prospectus consented to by the Underwriters or the Partnership is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Partnership agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(k)                                 Use of Proceeds.  The Partnership will use the net proceeds received by it from the sale of the Units in the manner specified in the Registration Statement, the Disclosure Package and the Prospectus under “Use of Proceeds.”

(l)                                     NYSE Listing.  The Partnership will use its reasonable best efforts to effect and maintain the listing of the Common Units on the NYSE.

6.                                      Conditions to the Obligations of the Underwriters.  The obligations of the Underwriters to purchase the Firm Units and the Option Units, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Partnership contained herein as of the Time of Sale, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Partnership or the General Partner made in any certificates pursuant to the provisions hereof, to the performance by the Partnership of its obligations hereunder and to the following additional conditions:

(a)                                 Filing of Prospectus; No Stop Order.  The Prospectus and any supplement thereto have been filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Partnership pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)                                 Partnership’s Counsel Opinion.  The Partnership shall have requested and caused each of (i) Baker Botts L.L.P., counsel to the Partnership, and (ii) Buchanan Ingersoll & Rooney PC, special Pennsylvania counsel to the Partnership, to have furnished to the Underwriters its legal opinion, dated the Closing Date and any settlement date pursuant to Section 3 hereof, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially in the form set forth on Exhibit B and Exhibit C, respectively.

(c)                                  General Counsel’s Opinion.  Lewis B. Gardner, the General Counsel of EQT Corporation, shall have furnished to the Underwriters his legal opinion, dated the Closing Date and any settlement date pursuant to Section 3 hereof, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, substantially in the form set forth on Exhibit D.

(d)                                 Underwriters’ Counsel Opinion.  The Underwriters shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and any settlement date pursuant to Section 3 hereof, and addressed to the Underwriters, with respect to the issuance and sale of the Units, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)                                  Officers’ Certificate.  The General Partner shall have furnished to the Underwriters a certificate of the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of the General Partner (or persons holding similar positions, as applicable) and of the Chief Financial Officer or Chief Accounting Officer of the General Partner (or persons holding similar positions, as applicable), dated the Closing Date and any settlement date pursuant to Section 3 hereof, to the effect that the signers of each such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus and any amendment or supplement thereto, as well as each electronic roadshow used in connection with the offering of the Units, and this Agreement and that:

(i)                                     the representations and warranties of the Partnership in this Agreement are true and correct on and as of the Closing Date and any settlement date pursuant to Section 3 hereof, with the same effect as if made on the Closing Date and any settlement date pursuant to Section 3 hereof, and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date or settlement date, as applicable;

(ii)                                  since the date of the most recent financial statements included in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as described in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto); and

(iii)                               no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Partnership, threatened.

(f)                                   Comfort Letter.  The Underwriters shall have received from Ernst & Young LLP customary comfort letters dated the date of this Agreement, the Closing Date and any settlement date, and addressed to the Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus, and any amendments or supplements thereto, and, with regards to such letters dated the Closing Date or any settlement date, to the effect that such firm reaffirms the statements made in the letters furnished on the date of this Agreement, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such settlement date.  References to the Prospectus in this subsection (f) include any supplement thereto at the date of the respective letter.

(g)                                  No Material Change.  Subsequent to the Time of Sale or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any thereof) and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any material increase or decrease specified in the letter or letters referred to in subsection (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Partnership Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(h)                                 No Downgrade.  Subsequent to the Time of Sale (i) no downgrading shall have occurred in the rating accorded the debt securities of the Partnership Entities by any “nationally recognized statistical rating organization” (as that term is defined in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Partnership Entities.

(i)                                     NYSE Listing.  The Units shall have been approved for listing and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Underwriters.

(j)                                    Lock-Up Agreements.  At the Time of Sale, the Partnership shall have furnished to the Underwriters a lock-up agreement in the form attached as Exhibit A from each of the parties listed on Schedule IV hereto and addressed to the Underwriters.

(k)                                 Other Certificates.  The Underwriters shall have received from the Partnership such additional documents and certificates as the Underwriters or counsel for the Underwriters may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters and Vinson & Elkins L.L.P., this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters.  Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

7.                                      Reimbursement of Underwriters’ Expenses.  If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10(i) hereof in the event trading in the Partnership’s Common Units shall have been suspended by the Commission or the NYSE, or because of any refusal, inability or failure on the part of the Partnership to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Partnership will reimburse the Underwriters on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

8.                                      Indemnification and Contribution.

(a)                                 The Partnership agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each affiliate of any Underwriter who has participated or is alleged to have participated in the distribution of the Units as underwriters, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Units as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made (with respect to any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus) not misleading and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriters consists of the information described in subsection (b) of this Section 8.  This indemnity agreement will be in addition to any liability which the Partnership may otherwise have.

(b)                                 Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Partnership, each of the directors and officers of the General Partner who sign the Registration Statement, and each person who controls the Partnership within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Partnership to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Partnership by or on behalf of such Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Partnership acknowledges that the statements set forth (i) in the sentences related to concessions and (ii) in the paragraphs related to stabilization and syndicate covering transactions in the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under subsection (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsection (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (in addition to local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (but in no event shall the indemnifying party bear the reasonable fees, costs and expenses of more than one such separate counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  If the indemnifying party is obligated pursuant to this Section 8(c) to bear the reasonable fees, costs and expenses of one separate counsel for all of the indemnified parties, such indemnified parties shall not, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution is sought hereunder.  Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)                                 In the event that the indemnity provided in subsection (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Partnership and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and by the Underwriters on the other from the offering of the Units; provided, however, that in no case shall any Underwriter

(except as may be provided in any agreement among underwriters relating to the offering of the Units) be responsible for any amount in excess of the difference between the purchase price for the Units paid by such Underwriter as set forth in Section 2 of this Agreement and the public offering price of the Units sold by such Underwriter. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Partnership, and benefits received by the Underwriters shall be deemed to be equal to the difference between the purchase price for the Units paid by the Underwriters set forth in Section 2 of this Agreement and the public offering price of the units sold by the Underwriters. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Partnership and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8(d), each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Partnership within the meaning of either the Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the Partnership, subject in each case to the applicable terms and conditions of this subsection (d).

9.                                      Default by an Underwriter.  If either Underwriter shall fail to purchase and pay for any of the Units agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriter shall be obligated to take up and pay for the Units which the defaulting Underwriter agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Units that the defaulting Underwriter agreed but failed to purchase shall exceed 10% of the aggregate amount of Units set forth in Schedule I hereto, the remaining Underwriter shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Units, and if such nondefaulting Underwriter does not purchase all the Units, this Agreement will terminate without liability to the nondefaulting Underwriter or the Partnership Entities.  In the event of a default by either Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five business days, as the nondefaulting Underwriter shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Partnership and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.                               Termination.  This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Partnership prior to delivery of and payment for the Units, if at any time prior to such time (i) trading in the Partnership’s Common Units shall have been suspended by the Commission or NYSE or trading in securities generally on the NASDAQ Stock Market or the NYSE shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto) or (iv) there has occurred any material adverse effect in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Units.

11.                               Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Partnership or any of the officers of the General Partner and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Partnership or any of the officers, directors, employees, affiliates, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Units.  The provisions of Section 7 and Section 8 hereof shall survive the termination or cancellation of this Agreement.

12.                               PATRIOT Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of such Underwriters’ respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

13.                               Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed or sent to (i) Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133); and (ii) Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel (Fax: 646-291-1469) or, if sent to the Partnership, will be mailed or sent to EQT Midstream Services, LLC, 625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222, Attention: General Counsel (fax no.: (412) 553-5970).

14.                               Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, affiliates, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

15.                               No Fiduciary Duty. The Partnership hereby acknowledges that (a) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction between the Partnership, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Partnership and (c) the engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Partnership agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Partnership on related or other matters).  The Partnership agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Partnership in connection with such transaction or the process leading thereto.

16.                               Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership and the Underwriters, or any of them, with respect to the subject matter hereof.

17.                               Applicable Law.  This Agreement, and any claim, controversy or dispute relating to or arising under this Agreement, will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

18.                               Waiver of Jury Trial. The Partnership hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19.                               Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

20.                               Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Partnership and the several Underwriters.

Very truly yours,

EQT Midstream Partners, LP

By:	EQT Midstream Services, LLC,
its general partner

By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Signature Page to Underwriting Agreement

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ James Jackson
Name:	James Jackson
Title:	Director

BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Name:	Victoria Hale
Title:	Vice President

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriters	Number of Firm Units to be Purchased
Citigroup Global Markets Inc.	2,825,000
Barclays Capital Inc.	2,825,000
Total	5,650,000

SCHEDULE II

Issuer Free Writing Prospectus included in the Disclosure Package: None.

Issuer Free Writing Prospectus not included in the Disclosure Package: None.

SCHEDULE III

Information included in the Disclosure Package:

1.	Public offering price:	The price per Unit at which the applicable Units are to be sold to each purchaser.

2.	Number of Firm Units offered:	5,650,000

3.	Number of Option Units offered:	847,500

SCHEDULE IV

Parties to Lock-Up Agreements

EQT GP Holdings, LP

David L. Porges

Philip P. Conti

Randall L. Crawford

Theresa Z. Bone

Lewis B. Gardner

EXHIBIT A

FORM OF LOCK-UP LETTER

November 9, 2015

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among EQT Midstream Partners, LP (the “Partnership”) and you as Underwriters (the “Underwriters”), relating to an underwritten public offering of common units representing limited partner interests in the Partnership (“Common Units”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, for a period of 45 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Underwriters, (i) offer, pledge, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or would reasonably be likely to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any person in privity with the undersigned or any affiliate of the undersigned) any Common Units or securities convertible into, or exercisable, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible, exercisable or exchangeable for Common Units; (ii) file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any other Common Units of the Partnership or any securities convertible into, or exercisable, or exchangeable for Common Units; or (iii) publicly announce an intention to effect any such foregoing transaction other than Common Units disposed of as bona fide gifts approved by the Underwriters (provided that in the case of any such transfer pursuant to a bona fide gift, the transferee or donee shall execute and deliver a lock-up letter agreement substantially in the form of this Lock-Up Letter Agreement).

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Yours very truly,

By:
Name:
Title:

EXHIBIT B

FORM OF OPINION OF BAKER BOTTS L.L.P.

1.                                      Formation and Qualification.  Each of the Partnership Entities (other than Equitrans) (the “Delaware Partnership Entities”) is validly existing as a limited partnership, corporation or limited liability company, as applicable, and is in good standing under the laws of the State of Delaware, with all requisite power and authority necessary to own or lease and to operate its properties currently owned or leased and conduct its business as currently conducted or as to be conducted on the Closing Date and each settlement date, in each case in all material respects as described in the Registration Statement, the Disclosure Package and the Prospectus.  Each of the Delaware Partnership Entities is duly qualified to transact business and is in good standing as a foreign corporation, foreign limited partnership or foreign limited liability company in each jurisdiction set forth opposite its name on Annex A hereto.

2.                                      Power and Authority to Act as General Partner of the Partnership.  The General Partner has all requisite power and authority to act as general partner of the Partnership in all material respects as described in the Registration Statement, the Disclosure Package and the Prospectus.

3.                                      Ownership of the General Partner Interest in the Partnership.  The General Partner is the sole general partner of the Partnership.  The General Partner Units have been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Units free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

4.                                      Ownership of the Sponsor Units and IDRs.  EQT GP Holdings owns (i) 21,811,643 Common Units (the “Sponsor Units”) and (ii) 100% of the membership interests in the General Partner, which owns all of the IDRs; all of such Sponsor Units and IDRs and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and EQT GP Holdings owns (i) the Sponsor Units and (ii) 100% of the membership interests in the General Partner, and the General Partner owns the IDRs, in each case free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EQT GP Holdings or the General Partner, as applicable, as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

5.                                      Ownership of Equitrans Investments.  The Partnership owns all of the issued and outstanding membership interests of Equitrans Investments; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Equitrans Investments and are fully paid (to the extent required under the limited liability company agreement of Equitrans Investments) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and

the Partnership owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

6.                                      Ownership of Equitrans Services.  Equitrans Investments owns all of the issued and outstanding membership interests of Equitrans Services; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Equitrans Services and are fully paid (to the extent required under the limited liability company agreement of Equitrans Services) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and Equitrans Investments owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Equitrans Investments as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

7.                                      Ownership of EQM Holdings. The Partnership owns all of the issued and outstanding membership interests of EQM Holdings; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of EQM Holdings and are fully paid (to the extent required under the limited liability company agreement of EQM Holdings) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

8.                                      Ownership of EQM Gathering. EQM Holdings owns all of the issued and outstanding membership interests of EQM Gathering; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of EQM Gathering and are fully paid (to the extent required under the limited liability agreement of EQM Gathering) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and EQM Holdings owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EQM Holdings as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

9.                                      Ownership of MVP Holdco. The Partnership owns all of the issued and outstanding membership interests of MVP Holdco; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of MVP Holdco and are fully paid (to the extent required under the limited liability company agreement of MVP Holdco) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

10.                               Ownership of MVP Joint Venture. MVP Holdco owns a 54% membership interest in MVP Joint Venture; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of MVP Joint Venture and are fully paid (to the extent required under the limited liability company agreement of MVP Joint Venture) and nonassessable (except as provided in the limited liability company agreement of MVP Holdco and as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and MVP Holdco owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MVP Holdco as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.

11.                               Valid Issuance of the Units.  The Units to be purchased by the Underwriters from the Partnership have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Partnership pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

12.                               No Preemptive Rights, Registration Rights or Options.  Except as described in the Registration Statement, the Disclosure Package and the Prospectus, and except for such rights as have been effectively waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership pursuant to or under the Organizational Documents of the Delaware Partnership Entities or any other agreement or instrument filed or incorporated by reference as exhibits to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 and any Current Reports on Form 8-K or Quarterly Reports on Form 10-Q filed since January 1, 2015 (excluding the agreements listed on Annex B hereto) (collectively, the “Reviewed Documents”). To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership pursuant to or under the Reviewed Documents, except such rights as have been waived or satisfied.

13.                               Authority and Authorization.  The Partnership has all requisite limited partnership power and authority to execute and deliver the Underwriting Agreement, to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in the Underwriting Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus and to perform its obligations under the Underwriting Agreement. All limited partnership action required to be taken by the Partnership or the General Partner for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership of the Underwriting Agreement and the consummation of the transactions contemplated thereby has been validly taken.

14.                               Authorization of the Underwriting Agreement.  The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership.

15.                               Non-contravention.  None of (A) the offering, issuance or sale by the Partnership of the Units, (B) the execution, delivery and performance of the Underwriting Agreement by the Partnership, or (C) the consummation of the transactions contemplated by the Agreement, the Disclosure Package and the Prospectus, (i) constitutes or will constitute a violation of the Organizational Documents of any of the Delaware Partnership Entities, (ii) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities (other than Liens created under the Credit Agreement) under any of the Reviewed Documents, or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii) or (iii), would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Partnership to consummate the transactions provided for in the Underwriting Agreement; provided, however, that such counsel need express no opinion in this paragraph 15 with respect to federal or state securities laws and other anti-fraud laws.

16.                               Organizational Documents.  Each of the Partnership Agreement and the GP LLC Agreement has been duly authorized and validly executed and delivered by the parties thereto and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and legally binding agreement of such parties thereto, enforceable against such party in accordance with their respective terms; provided that, with respect to each such agreement, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law) and (B) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

17.                               No Consents.  No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any Delaware or federal court, governmental agency or body having jurisdiction over any of the Partnership Entities or their properties or assets, is required in connection with (i) the offering, issuance or sale by the Partnership of the Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Partnership, (iii) the consummation of the transactions contemplated by the Underwriting Agreement by the Partnership or (iv) the application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus, other than (a) registration of the Units under the Act or the Exchange Act (as to which such counsel need not express an opinion), (b) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters (as to which such counsel need not express an opinion), (c) under the by-laws and rules and regulations of FINRA (as to which such counsel need not express an opinion), (d) consents that have been obtained, and (e) where the failure to obtain such consent would neither reasonably be likely to have a Material Adverse Effect nor materially impair the ability of the Partnership to consummate the transactions provided for in the Underwriting Agreement.

18.                               Effectiveness of Registration Statement.  The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.

19.                               Description of Common Units.  The descriptions of the Common Units included in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Prospectus Summary—The Offering,” “Cash Distribution Policy,” “Description of Our Partnership Agreement,” and “Description of the Common Units” are accurate in all material respects.

20.                               Descriptions and Summaries.  The statements included in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Cash Distribution Policy,” and “Description of Our Partnership Agreement,” and incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus from the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 under the caption “Certain Relationships and Related Transactions,” insofar as they purport to constitute summaries of the provisions of federal statutes, rules or regulations or the Delaware LP Act, the Delaware LLC Act or the DGCL, any contracts and other documents, are accurate in all material respects.

21.                               Tax Opinion.  The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K filed between the date hereof and the Closing Date is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

22.                               Investment Company Act.  None of the Partnership Entities is now, nor immediately following the sale of the Units to be sold by the Partnership pursuant to the Underwriting Agreement will be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by applicable federal law of the United States and the Delaware LP Act, Delaware LLC Act and the DGCL, (iv) with respect to the opinions expressed as to the good standing or due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Delaware Partnership Entities, state that such opinions are based upon certificates of good standing provided by the Secretary of State of the state of formation and certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to counsel to the Underwriters), (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject; and (vi) with respect to the opinions expressed in paragraphs 3, 4, 5, 6, 7, 8, 9 and 10 relating to the existence of any Lien for which a financing statement under the Uniform Commercial Code is on file, rely solely upon such counsel’s review of reports, dated as of recent dates, prepared by CT Lien Solutions, a Wolters Kluwer Company, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware, naming such applicable Delaware Partnership Entity or EQT Midstream Investments as debtor.

In addition, such counsel shall make statements to the following effect:

We have reviewed the Registration Statement, the Disclosure Package and the Prospectus and have participated in conferences with officers and other representatives of the Partnership Entities, with representatives of the independent registered public accounting firm of the Partnership, and with your representatives and your counsel, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed.  The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Disclosure Package or the Prospectus, and we have not undertaken to verify independently any of the factual matters in such documents.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Disclosure Package and the Prospectus involve matters of a non-legal nature.  Accordingly, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Disclosure Package and the Prospectus (except to the extent stated in paragraphs 19, 20 and 21 above).  Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we advise you that:

(a)                                 the Registration Statement, as of the latest Effective Date, and the Prospectus, as of its date and the Closing Date, appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; and

(b)                                 nothing came to our attention that caused us to believe that:

(A)                               the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)                               the Disclosure Package, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C)                               the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case we have not been asked to, and do not express any belief with respect to (i) the financial statements and schedules or other financial, accounting or reserve information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein.

ANNEX A

Name	Foreign Jurisdiction
EQT Midstream Partners, LP	PA, KY, WV, VA
EQT Midstream Services, LLC	PA, KY, WV, VA
Equitrans Investments, LLC	—
Equitrans Services, LLC	PA, KY, WV, VA, OH
EQT Midstream Finance Corporation	—
EQM Gathering Holdings, LLC	—
EQM Gathering Opco, LLC	PA, WV
MVP Holdco, LLC	PA

ANNEX B

1.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and EQT Energy LLC, dated September 21, 2010.

2.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 23, 2011 (EQTR 11628-588).

3.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated April 1, 2011 (EQTR 11695-586).

4.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11667-591).

5.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11670-593).

6.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 23, 2011 (EQTR 11630-585).

7.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11672-590).

8.                                      Transportation Service Agreement Applicable to No-Notice Firm Transportation Service Under Rate Schedule NOFT between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 29, 2011 (EQTR 11661-583).

9.                                      Transportation Service Agreement Applicable to No-Notice Firm Transportation Service Under Rate Schedule NOFT between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 29, 2011 (EQTR 11662-584).

10.                               EQT Guaranty dated April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P.

11.                               Sublease Agreement between Equitrans, L.P. and EQT Production Company, effective March 1, 2011.

12.                               Amendment of Sublease Agreement between Equitrans, L.P. and EQT Production Company, dated April 5, 2012.

13.                               Sunrise Facilities Amended and Restated Lease Agreement by and between Equitrans, L.P. and Sunrise Pipeline, L.L.C., as amended and restated as of October 25, 2012.

14.                               Agreement to Extend Services Agreements between Equitrans, LP and Equitable Gas Company, LLC, dated December 10, 2013.

15.                               Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, LP and EQT Energy, LLC, dated December 20, 2013, Contract No. EQTR 18679-852, dated December 20, 2013.

16.                               Sunrise Expansion Precedent Agreement, dated May 30, 2013, between Equitrans, LP and EQT Energy, LLC.

17.                               Precedent Agreement for Transportation Services, dated July 23, 2014, between Equitrans, LP and EQT Energy, LLC.

18.                               Jupiter Gas Gathering Agreement, effective as of May 1, 2014, between EQT Production Company, EQT Energy LLC and EQT Gathering, LLC, as amended.

19.                               Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand, as amended.

20.                               Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand.

21.                               Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR20242-852, dated September 24, 2014, between Equitrans, L.P. and EQT Energy, LLC.

EXHIBIT C

FORM OF OPINION OF BUCHANAN INGERSOLL & ROONEY PC

1.                                      Formation and Qualification.  Equitrans is validly existing as a limited partnership and is in good standing under the laws of the Commonwealth of Pennsylvania, with all requisite power and authority necessary to own or lease and to operate its properties currently owned or leased and conduct its business as currently conducted or as to be conducted on the Closing Date and each settlement date, in each case in all material respects as described in the Registration Statement, the Disclosure Package and the Prospectus.  Equitrans is duly qualified to transact business and is in good standing as a foreign limited partnership in each jurisdiction set forth opposite its name on Annex A hereto.

2.                                      Power and Authority to Act as General Partner of Equitrans.  Equitrans Services has all requisite power and authority to act as general partner of Equitrans in all material respects as described in the Registration Statement, the Disclosure Package and the Prospectus.

3.                                      Ownership of Equitrans.  Equitrans Investments and Equitrans Services own the 97.25% limited partner interest and the 2.75% general partner interest in Equitrans, respectively; the partnership interests have been duly authorized and validly issued in accordance with the Equitrans LP Agreement, and the limited partner interests are fully paid (to the extent required by the Equitrans LP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 8542, 8557 and 8574 of the Pennsylvania Revised Uniform Limited Partnership Act); and Equitrans Investments and Equitrans Services own such partnership interests free and clear of all Liens (except for restrictions on transferability contained in the Equitrans LP Agreement or as described in the Registration Statement, the Disclosure Package and the Prospectus) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Equitrans Investments or Equitrans Services as debtor is on file as of February 19, 2015 in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation other than those created by or arising under the Pennsylvania Revised Uniform Limited Partnership Act or the Credit Agreement.

4.                                      Non-contravention.  The application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus does not constitute and will not constitute a violation of the Organizational Documents of Equitrans.

5.                                      Organizational Documents.  Assuming the Equitrans LP Agreement has been duly authorized and validly executed and delivered by the parties thereto, the Equitrans LP Agreement is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that its opinion is limited to matters governed by the laws of the Commonwealth of Pennsylvania, (iv) with respect to the opinions expressed as to the good standing or due qualification or registration as a foreign limited partnership of Equitrans, state that such opinions are based upon certificates of good standing provided by the Secretary of State of the Commonwealth of Pennsylvania, and certificates of foreign qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to counsel to the Underwriters), (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Entities may be subject; and (vi) with respect to the opinions expressed in paragraph 3 relating to the existence of any Lien for which a financing statement under the Uniform Commercial Code is on file, rely solely upon such counsel’s review of reports, dated as of recent dates, prepared by CT Lien Solutions, a Wolters Kluwer Company, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware, as applicable, naming such applicable Partnership Entity as debtor.

ANNEX A

Name	Foreign Jurisdiction
Equitrans, L.P.	KY, WV, OH

EXHIBIT D

FORM OF OPINION OF THE GENERAL COUNSEL

1.                                      Legal Proceedings.  To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required to be described in or incorporated by reference into the Registration Statement, the Disclosure Package or the Prospectus but are not so described or incorporated by reference as required by the Act.

2.                                      Exhibits.  To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments to which any of the Partnership Entities is a party that are required to be described in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference into that are not described, filed or incorporated by reference as required by the Act.

3.                                      No Conflicts.  None of (A) the offering, issuance or sale by the Partnership of the Units, (B) the execution, delivery and performance of the Underwriting Agreement by the Partnership, (C) the consummation of the transactions contemplated by the Underwriting Agreement by the Partnership Entities that are party thereto or (D) the application of the proceeds as described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus, (i) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or will result in the creation or imposition of any Lien upon any property or assets of the Partnership Entities (other than Liens created pursuant to the Credit Agreement) under, any agreement or other instrument listed on Annex A hereto or (ii) violates or will violate any order, judgment, decree or injunction known to such counsel to which any of the Partnership Entities is a party or any of their property or assets is subject, which conflicts, breaches, violations or defaults, in the case of clauses (i) or (ii), would, individually or in the aggregate, reasonably be likely to have a Material Adverse Effect or materially impair the ability of the Partnership Entities to consummate the transactions provided for in the Underwriting Agreement.

4.                                      No Preemptive Rights, Registration Rights or Options.  Except as described in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus and except for such rights as have been effectively waived, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities or (ii) outstanding options or warrants to purchase any securities of the Partnership Entities, pursuant to any agreement or instrument known to such counsel to which any such Partnership Entity is a party or by which any such Partnership Entity may be bound, excluding the Organizational Documents of such entity and any agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement (other than those listed on Annex A hereto) as to which such counsel need not opine.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that its opinion is limited to matters governed by the laws of the Commonwealth of Pennsylvania.

In addition, such counsel shall make statements to the following effect:

I have reviewed the Registration Statement, the Disclosure Package and the Prospectus and I or my representatives have participated in conferences with officers and other representatives of the Partnership Entities, with representatives of the independent registered public accounting firm of the Partnership, and with your representatives and your counsel, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed.  I have not undertaken to verify independently any of the factual matters in such documents.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Disclosure Package and the Prospectus involve matters of a non-legal nature.  Accordingly, I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Disclosure Package and the Prospectus.  Subject to the foregoing and on the basis of the information I gained in the course of performing the services referred to above, I advise you that nothing came to my attention that caused me to believe that:

(A)                               the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)                               the Disclosure Package, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C)                               the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case I have not been asked to, and do not express any belief with respect to (i) the financial statements (including the notes thereto) and schedules or other financial, accounting or reserve information contained or included or incorporated by reference therein or omitted therefrom or (ii) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein.

ANNEX A

1.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and EQT Energy LLC, dated September 21, 2010.

2.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 23, 2011 (EQTR 11628-588).

3.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated April 1, 2011 (EQTR 11695-586).

4.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11667-591).

5.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11670-593).

6.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 23, 2011 (EQTR 11630-585).

7.                                      Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 30, 2011 (EQTR 11672-590).

8.                                      Transportation Service Agreement Applicable to No-Notice Firm Transportation Service Under Rate Schedule NOFT between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 29, 2011 (EQTR 11661-583).

9.                                      Transportation Service Agreement Applicable to No-Notice Firm Transportation Service Under Rate Schedule NOFT between Equitrans, L.P. and Equitable Gas Company, LLC, dated March 29, 2011 (EQTR 11662-584).

10.                               EQT Guaranty dated April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P.

11.                               Sublease Agreement between Equitrans, L.P. and EQT Production Company, effective March 1, 2011.

12.                               Amendment of Sublease Agreement between Equitrans, L.P. and EQT Production Company, dated April 5, 2012.

13.                               Sunrise Facilities Amended and Restated Lease Agreement by and between Equitrans, L.P. and Sunrise Pipeline, L.L.C., as amended and restated as of October 25, 2012.

14.                               Agreement to Extend Services Agreements between Equitrans, LP and Equitable Gas Company, LLC, dated December 10, 2013.

15.                               Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, LP and EQT Energy, LLC, dated December 20, 2013, Contract No. EQTR 18679-852, dated December 20, 2013.

16.                               Sunrise Expansion Precedent Agreement, dated May 30, 2013, between Equitrans, LP and EQT Energy, LLC.

17.                               Precedent Agreement for Transportation Services, dated July 23, 2014, between Equitrans, LP and EQT Energy, LLC.

18.                               Jupiter Gas Gathering Agreement, effective as of May 1, 2014, between EQT Production Company, EQT Energy LLC and EQT Gathering, LLC, as amended.

19.                               Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand, as amended.

20.                               Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand.

21.                               Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR20242-852, dated September 24, 2014, between Equitrans, L.P. and EQT Energy, LLC.